EXHIBIT A

Fund/Account Name
OFI Liquid Assets Fund, LLC
Oppenheimer AMT-Free Municipals
Oppenheimer AMT-Free New York Municipals
Oppenheimer California Municipal Fund
Oppenheimer Cash Reserves
Oppenheimer Institutional Money Market Fund
Oppenheimer Institutional Treasury Money Market Fund
Oppenheimer International Diversified Fund
Oppenheimer Limited Term California Muni Fund
Oppenheimer Limited Term Municipal Fund
Oppenheimer Limited Term New York Municipal Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Master Inflation Protected Securities Fund, LLC
Oppenheimer Money Market Fund, Inc.
Oppenheimer New Jersey Municipal Fund
Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Portfolio Series – Active Allocation Fund
Oppenheimer Portfolio Series – Conservative Investor Fund
Oppenheimer Portfolio Series – Equity Investor Fund
Oppenheimer Portfolio Series – Fixed Income Active Allocation Fund
Oppenheimer Portfolio Series – Moderate Investor Fund
Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Rochester Short Term Municipal Fund
Oppenheimer Rochester Fund Municipals
Oppenheimer Rochester Intermediate Municipal Fund
Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Short Duration Fund
Oppenheimer Transition 2010 Fund
Oppenheimer Transition 2015 Fund
Oppenheimer Transition 2020 Fund
Oppenheimer Transition 2025 Fund
Oppenheimer Transition 2030 Fund
Oppenheimer Transition 2040 Fund
Oppenheimer Transition 2050 Fund
Oppenheimer U.S. Government Trust
Rochester National Municipals
OTC Money Market Fund
Legacy PIF Growth & Income A
Legacy PIF Growth & Income B
Legacy PIF Growth & Income C
Legacy PIF Income A
Legacy PIF Income B
Legacy PIF Income C
Legacy Program/ Aggressive Growth
Legacy Program/Growth Pool
Legacy Program/Bond Pool
Legacy Program/Money Pool
Legacy Moderate Income A
Legacy Moderate Income C

529 Accounts of The Education Trust of New Mexico:
The Education Plan - Index Custom Choice Portfolios
Aggressive Index Portfolio
Conservative Index Portfolio
Moderate Index Portfolio
Moderately Aggressive Index Portfolio
School Years Index Portfolio
Ultra Conservative Index Portfolio
The Education Plan - Custom Choice Portfolios
Conservative Portfolio
Aggressive Portfolio
Moderate Portfolio
Moderately Aggressive Portfolio
School Years Portfolio
Short Term Yields Portfolio
Ultra Conservative Portfolio

The Education Plan - Index Age Based Portfolios
Newborn to Age 5 Years Index
Ages 6-8 Years Index
Ages 9-11 Years Index
Ages 12-14 Years Index
Ages 15-17 Years Index
Ages 18 Years and Over Index
The Education Plan - Age Based Portfolios
Newborn to Age 5 Years
Ages 6-8 Years
Ages 9-11 Years
Ages 12-14 Years
Ages 15-17 Years
Ages 18 and Over
Scholar’sEdge – Custom Choice Portfolios
Aggressive Portfolio
Conservative Portfolio
Diversified Income Portfolio
International Equity Portfolio
Intermediate-Term Bond Portfolio
Large Cap Core Portfolio
Large Cap Value Portfolio
Moderate Portfolio
Moderately Aggressive Portfolio
Large Cap Growth Portfolio
School Years Portfolio
Short Term Yield Portfolio
Small- & Mid-Cap Portfolio
Ultra Conservative Portfolio
Capital Preservation Portfolio
Scholar’sEdge – Age Based Portfolios
Newborn to Age 5 Years Portfolio
Ages 6-8 Years Portfolio
Ages 9-11 Years Portfolio
Ages 12-14 Years Portfolio
Ages 15-17 Years Portfolio
Ages 18 Years and Over Portfolio
SMA Portfolios
AIM Mid Cap Core Equity
American Century Diversified Bond Portfolio
Dreyfus Bond Index Portfolio
New Mexico Dreyfus S&P 500 Index Fund

This Exhibit A dated as of March 7, 2011, as may be further amended from time to time, amends the Global Custodial Services Agreement dated as of May 3, 2001, between OppenheimerFunds, Inc. on behalf of the Clients identified herein and Citibank, N.A.

Citibank, N.A.	OppenheimerFunds, Inc.
By: /s/ Jeff Fargo	By: /s/ Brian Petersen
Name: Jeff Fargo Title: Vice President	Name: Brian Petersen Title: Vice President

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